UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 17, 2008


                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)


           Delaware                     1-9466                   13-3216325
(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


                           1271 Avenue of the Americas
                               New York, New York
                                      10020
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 526-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (b), (e)   On December 17, 2008, Thomas A. Russo notified the Registrant of his decision to step down from his position as Chief Legal Officer and Executive Vice President effective December 31, 2008. Mr. Russo has agreed to make himself available as needed to the Registrant pursuant to a consulting arrangement under which he will be compensated $700 per hour for his services.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 22, 2008            LEHMAN BROTHERS HOLDINGS INC.

                                   By: /s/ David Coles
                                       -----------------------------------------
                                   Name: David Coles
                                   Title: Chief Financial Officer, Controller,
                                          Treasurer and Executive Vice President



















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